UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2016

CITIZENS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

One Citizens Plaza Providence, RI	02903
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (401) 456-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 28, 2016, Citizens Financial Group, Inc. (the “Company” or “CFG”) completed the issuance and sale (the “Offering”) of $350 million aggregate principal amount of 2.375% Senior Notes due 2021 (the “Notes”). The Offering was completed pursuant to the Prospectus, filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (File Number: 333-207668) (the “Registration Statement”), dated October 29, 2015, as supplemented by a Prospectus Supplement dated July 25, 2016 and a free writing prospectus filed on July 25, 2016. In connection with the Offering, the Company entered into an Underwriting Agreement, dated July 25, 2016, with Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Citizens Capital Markets Inc. and J.P. Morgan Securities LLC.

The Notes were issued under the Indenture, dated as of October 28, 2015 (the “Base Indenture”), as amended by the First Supplemental Indenture, dated as of July 28, 2016 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee. The Notes have a fixed interest rate of 2.375%, payable semi-annually.

The foregoing summary of the terms of the Underwriting Agreement and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Underwriting Agreement, (ii) the Indenture, and (iii) the form of note, which are attached hereto or, in the case of the Base Indenture attached as Exhibit 4.1 of the Registration Statement.

The Company used the proceeds of the Offering and available cash to repurchase $500 million in outstanding principal amount of its subordinated notes held by The Royal Bank of Scotland Group plc (“RBS”), pursuant to the previously announced agreement between CFG and RBS. Specifically, CFG retired $334 million of its 4.082% subordinated notes due 2025 and $166 million of its 4.023% subordinated notes due 2024 held by RBS.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents attached as exhibits hereto as exhibits to the Registration Statement in connection with the issuance of the Notes in the Offering, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of July 25, 2016, between the Company, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Citizens Capital Markets Inc. and J.P. Morgan Securities LLC.

4.1	First Supplemental Indenture, dated as of July 28, 2016, between the Company and The Bank of New York Mellon

4.2	Form of 2.375% Senior Note due July 28, 2021 (included in Exhibit 4.1)

5.1	Opinion of Sullivan & Cromwell LLP

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ Robin S. Elkowitz

Name:	Robin S. Elkowitz
Title:	Executive Vice President, Deputy General Counsel and Secretary

Date: July 28, 2016

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of July 25, 2016, between the Company, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Citizens Capital Markets Inc. and J.P. Morgan Securities LLC.

4.1	First Supplemental Indenture, dated as of July 28, 2016, between the Company and The Bank of New York Mellon

4.2	Form of 2.375% Subordinated Note due July 28, 2021 (included in Exhibit 4.1)

5.1	Opinion of Sullivan & Cromwell LLP

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)